SCHEDULE 14C INFORMATION

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

| |  Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|X|  Definitive Information Statement

                          POCKETSPEC TECHNOLOGIES INC.
                   -------------------------------------------
                  (Name of Registrant As Specified In Charter)

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                          POCKETSPEC TECHNOLOGIES INC.
                          5111 Juan Tabo Boulevard N.E.
                          Albuquerque, New Mexico 87111

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO ALL SHAREHOLDERS OF POCKETSPEC TECHNOLOGIES INC.:

     A special meeting of shareholders of PocketSpec Technologies Inc., a Colorado corporation, will be held at our offices, 5111 Juan Tabo Boulevard N.E., Albuquerque, New Mexico 87111 on July 6, 2005, at 9:30 a.m., local time. The purpose of the special meeting is to consider and take action on the proposals summarized below:


     1. To change our corporate name to Falcon Ridge Development, Inc. from PocketSpec Technologies Inc.;

     2. To reincorporate PocketSpec in Nevada through a merger with and into a newly-formed Nevada subsidiary, to be known as "Falcon Ridge Development Inc.," which will result in:

          o a change of domicile of PocketSpec to the state of Nevada from the state of Colorado, which means that the surviving corporation will be governed by the laws of the state of Nevada;

          o the change of our corporate name to Falcon Ridge Development, Inc. from PocketSpec Technologies Inc.;

          o your right to receive one share of common stock of Falcon Ridge for each share of common stock of PocketSpec owned by you as of the effective date of the reincorporation;

          o the persons serving presently as executive officers and directors of PocketSpec Technologies to serve in their same respective positions in Falcon Ridge after the reincorporation;

          o Falcon Ridge's Articles of Incorporation becoming the Articles of Incorporation of the surviving corporation; and

          o Falcon Ridge's By-laws becoming the by-laws of the surviving corporation.

     3. To ratify the appointment of Cordovano & Honeck, LLP as the certifying public accountants of PocketSpec for the fiscal year ending January 31, 2006; and

     4. To conduct such other business as properly comes before the special meeting.

     The holders of approximately 73% of our outstanding common stock have agreed to vote in favor of the actions described above at the special meeting, which are described in greater detail in the Information Statement accompanying this notice. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The accompanying Information Statement is for information purposes only and explains our corporate name change, the terms of our proposed reincorporation, and our appointment of new certifying public accountants. Please read the accompanying Information Statement carefully.

June 22, 2005

                                  By Order of the Board of Directors


                                  Fred Montano
                                  Chairman and Chief Executive Officer

                               -------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND

                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               -------------------

                          POCKETSPEC TECHNOLOGIES INC.
                          5111 Juan Tabo Boulevard N.E.
                          Albuquerque, New Mexico 87111

                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 6, 2005

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY

TO ALL SHAREHOLDERS OF POCKETSPEC TECHNOLOGIES INC.

     NOTICE IS HEREBY GIVEN that A special meeting of shareholders of PocketSpec Technologies Inc., a Colorado corporation, will be held at our offices, 5111 Juan Tabo Boulevard N.E., Albuquerque, New Mexico 87111 on July 6, 2005, at 9:30 a.m., local time.

     This Information Statement is being mailed on or about June 22, 2005 to all shareholders of record as of the close of business on June 20, 2005, and relates to the special meeting of shareholders to be held on July 6, 2005. The purpose of the meeting is to consider and take action on the proposals summarized below:


          1. To change our corporate name to Falcon Ridge Development, Inc. from PocketSpec Technologies Inc.;

          2. To reincorporate PocketSpec in Nevada though a merger with and into a newly-formed Nevada subsidiary, to be known as "Falcon Ridge Development, Inc.," which will result in:

          o a change of domicile of PocketSpec to the state of Nevada from the state of Colorado, which means that the surviving corporation will be governed by the laws of the state of Nevada;

          o the change of our corporate name to Falcon Ridge Development, Inc. from PocketSpec Technologies Inc.;

          o your right to receive one share of common stock of Falcon Ridge for each share of common stock of PocketSpec owned by you as of the effective date of the reincorporation;

          o the persons serving presently as executive officers and directors of PocketSpec Technologies to serve in their same respective positions in Falcon Ridge after the reincorporation;

          o Falcon Ridge's Articles of Incorporation becoming the Articles of Incorporation of the surviving corporation; and

          o Falcon Ridge's By-laws becoming the by-laws of the surviving corporation.

          3. To ratify the appointment of Cordovano & Honeck, LLP as the certifying public accountants of PocketSpec for the fiscal year ending January 31, 2006; and

          4. To conduct such other business as properly comes before the special meeting.

     The close of business on June 20, 2005 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the special meeting and any adjournments. The accompanying Information Statement is first being sent to shareholders on or about June 22, 2005.

     Our board of directors has adopted resolutions authorizing the taking of each of the actions described above and recommended that the shareholders adopt resolutions approving these actions.

     As of the close of business on the record date, we had 137,265,732 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share. The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described above. The holders of approximately 73% of our outstanding common stock have agreed to vote in favor of the actions described above. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF POCKETSPEC COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE COLORADO LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION ENTITLED "REINCORPORATION IN NEVADA; RIGHTS OF DISSENTING SHAREHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND
EXHIBIT 4 THERETO, WHICH SETS FORTH THOSE STATUTES.

     The expenses of mailing this Information Statement will be borne by PocketSpec, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

     For a period of at least ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open to examination by any shareholder during ordinary business hours at the principal executive offices of PocketSpec, 5111 Juan Tabo Boulevard N.E., Albuquerque, New Mexico 87111.

     The description of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the meeting is contained in the accompanying Information Statement, which we urge you to read carefully.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the number of shares of common stock of PocketSpec beneficially owned on May 25, 2005 by:

          o each person who is known by PocketSpec to beneficially own 5% or more of the common stock of PocketSpec ;

          o each of the directors and executive officers of PocketSpec and all persons expected to become directors of PocketSpec pursuant to the merger; and

          o all of PocketSpec 's directors and executive officers, and all persons expected to become directors of PocketSpec pursuant to the merger, as a group.

     Except as otherwise set forth below, the address of each of the persons listed below is: 5111 Juan Tabo Boulevard N.E. Albuquerque, New Mexico 87111

Shares of Common Stock

---------------------
NAME AND ADDRESS OF            PERCENTAGE OF SHARES
BENEFICIAL OWNER               NUMBER OF SHARES(2)    BENEFICIALLY OWNED (1)
-------------------            --------------------   ------------------------

Fred Montano                    43,000,000(3)                31.3%

Karen Duran                     37,000,000(3)                27.0%

Jerry Apodaca                         -0-                    -0-

Sebastian Ramirez                     -0-                     -0-

Matthew Milonas                       -0-                     -0-

Troy Duran                            -0-                     -0-

All executive officers          80,000,000                   58.3%
and directors as a
group (6 persons)

5% STOCKHOLDERS:

New World Development, Inc.     20,000,000                   14.6%

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)  Based upon 137,265,372 shares of common stock outstanding on May 25, 2005.

(3) Includes 20,000,000 shares of common stock jointly owned by Mr. Montano and Ms. Duran in Real Estate Services, Inc., an entity jointly controlled by Mr. Montano and Ms. Duran.



                                CHANGE IN CONTROL

     As previously disclosed in our Current Report on Form 8-K, which was filed with the U.S. Securities and Exchange Commission on May 24, 2005 we completed an acquisition transaction on May 20, 2005. We acquired Sierra Norte, LLC, a New Mexico limited liability company, which thereby became a wholly-owned subsidiary of ours. Sierra Norte, LLC is a land development company in the Albuquerque, New Mexico area.

     As a result of the acquisition, Sierra Norte, LLC will continue as a wholly-owned subsidiary of ours and the former security holders of Sierra Norte, LLC have acquired a majority of our outstanding shares of common stock, par value $.001 per share. The reverse acquisition was consummated under Colorado law and pursuant to an Agreement and Plan of Reorganization, dated as of May 20, 2005 (the Acquisition Agreement).

     Pursuant to the Acquisition Agreement, at closing, stockholders of Sierra Norte, LLC received 100,000,000 shares of our common stock for a 100% interest in Sierra Norte, LLC. The consideration issued in the Acquisition was determined as a result of arm's-length negotiations between the parties.

     Immediately following the closing, we sold to a group of investors our wholly-owned subsidiary, ColorSpec Technologies, Inc, in exchange for an indemnification of us from liabilities by these investors. The investors assumed historical ColorSpec operations and its historical liabilities of those operations.

     Giving effect to the issuance of these new shares, there were a total of 137,265,372 shares of our common stock issued and outstanding after the Acquisition.

     Pursuant to the Acquisition Agreement, at the closing of the Acquisition, our board of directors was decreased by the resignations of Philip Robertson and Gregg Wagner from our board and increased by the appointment of Fred Montano, to serve until the next annual meeting of stockholders. As a result, we have three directors: Mr. Montano, Ms. Brophy, and Ms. Kettl. Upon compliance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that act, pursuant to the Acquisition Agreement, the board of directors was increased to five members, and Jerry Apadoca, Sebastian Ramirez, Matthew Milonas, and Troy Duran are planned to be appointed to serve as our directors until the next annual meeting of stockholders. In connection with the appointment of these four directors, Janet Brophy and Cynthia Kettl, the sole remaining members of our board of directors before the Acquisition, resigned as directors.

     In addition, at the closing of the Acquisition, Ms. Janet Brophy resigned as President and Chief Executive Officer and Ms. Kettl resigned as Treasurer, although she remained as Chief Financial Officer until after the filing of our Form 10-QSB on June 13, 2005.


     The board of directors appointed Mr. Fred Montano as Chairman and Chief Executive and Operating Officer, President and Treasurer, and Ms. Karen Duran, Secretary.

     For a more complete summary of the reverse acquisition transaction, stockholders should refer to the Current Report on Form 8-K filed by PocketSpec on May 24, 2005.

                                   PROPOSAL #1

                          CHANGE OF OUR CORPORATE NAME

     On June 11, 2005, our board of directors approved a change of our corporate name to "Falcon Ridge Development, Inc." The reason for the name change is to allow us to better describe and emphasize the nature of our new business, which is land development and home building. The name change will be effected by virtue of the reincorporation of our company in the state of Nevada, as described below.

                                   PROPOSAL #2

                            REINCORPORATION IN NEVADA

SUMMARY

Transaction:            Reincorporation in Nevada.

Purpose: To provide greater flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. For more information, see "Background and Purpose of Reincorporation; Principal Reasons for Reincorporation in Nevada."

                        The purpose of this Information Statement is to inform holders of our common stock of this corporate action.

Record Date:            June 20, 2005

Method: Merger with and into a newly-formed, Nevada corporation, Falcon Ridge Development, Inc. For more information, see "Background and Purpose of Reincorporation; Principal Features of the Reincorporation."

Exchange Ratios:        One share of Falcon Ridge common  stock will be issued
                        for each share of our common stock held as of the effective date of the reincorporation. For more information, see "Background and Purpose of Reincorporation; Principal Features of the
                        Reincorporation."

Effective Date:         The  later  of  20  days  after  the   mailing  of  this
                        Information Statement, and July 6, 2005, the date scheduled for the special meeting of shareholders.

Right to Dissent:       Any shareholder is entitled to be paid the fair value of
                        his, her or its shares if the shareholder timely dissents to the reincorporation or any of the actions resulting from or in connection with the reincorporation. For more information, see "Rights of Dissenting Shareholders."

QUESTIONS AND ANSWERS

     This Information Statement is first being sent to shareholders on or about June 22, 2005. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:    Why are we reincorporating in Nevada and changing our name?

A: We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a Business Corporation Act that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, we believe that Nevada provides a recognized body of corporate law that is consistently interpreted by Nevada courts, thus facilitating corporate governance by our officers and directors.

Q:    Why are we not soliciting proxies to approve the reincorporation?

A: Our board of directors has already approved the reincorporation in Nevada, and the holders of approximately 73% of our outstanding shares of common stock have agreed to vote in favor of the reincorporation at the special meeting, which is a sufficient percentage for passage without the need for soliciting proxies.

Q:    What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by merging with a newly- formed, Nevada corporation, Falcon Ridge Development, Inc. One new share of Falcon Ridge common stock will be issued for each outstanding share of our common stock held by our shareholders on the effective date for the reincorporation. PocketSpec shares will no longer be eligible be quoted on the OTC Bulletin Board. Shares of Falcon Ridge will be eligible to be quoted in their place beginning on or about the effective date of the reincorporation under a new CUSIP number and trading symbol that have not yet been assigned.

Q:   What are the differences between Nevada and Colorado law?

A: There are some differences between the laws of the state of Colorado and state of Nevada that impact your rights as a shareholder. For information regarding the differences between the corporate laws of the state of Nevada and the state of Colorado, please see "Background and Purpose; Differences Between the Corporate Laws and Documents Governing PocketSpec and Falcon Ridge."

Q:   How will the reincorporation affect my ownership?

A:   Your ownership interest will not be affected by the reincorporation.

Q:   How will the reincorporation affect our officers, directors and employees?

A: Our officers, directors and employees will become the officers, directors and employees of Falcon Ridge after the effective date of the reincorporation.

Q:   How will the reincorporation affect our business?

A: Falcon Ridge will continue our business at the same location and with the same assets. PocketSpec will cease its corporate existence in the state of Colorado on the effective date of the reincorporation.

Q:   What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of Falcon Ridge will be issued with respect to transfers occurring after the reincorporation. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF FALCON RIDGE. OUTSTANDING STOCK CERTIFICATES OF POCKETSPEC SHOULD NOT BE DESTROYED OR SENT TO US.

Q:   What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                            Corporate Stock Transfer
                    3200 Cherry Creek South Drive, Suite 430
                             Denver, Colorado 80209
                            Telephone: (303) 282-4800
                           Attention: Ms. Carylyn Bell

Q:   Can I require PocketSpec to purchase my stock?

A: Yes. Under Colorado law you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:   Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:   Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of Falcon Ridge that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

BACKGROUND AND PURPOSE

     The following discussion summarizes the important aspects of our reincorporation in Nevada. This summary does not include all of the provisions of the Agreement and Plan of Merger between PocketSpec and Falcon Ridge, the form of which is attached as Exhibit 1, the Articles of Incorporation of Falcon Ridge, the form of which is attached as Exhibit 2, or the By-laws of Falcon Ridge, the form of which is attached as Exhibit 3. Copies of the Articles of Incorporation and the By-laws of PocketSpec are available for inspection at our principal office and we will send copies to shareholders upon request.

     Principal Reasons for Reincorporation in Nevada

     We have no customers, facilities, employees, commercial relationships or other significant contacts with the State of Colorado. The only reason that we are incorporated in the State of Colorado is that our public predecessor was based and incorporated in the State of Colorado. Our board of directors believe that a change in our state of incorporation from Colorado to Nevada will meet our business needs and that the Colorado Business Corporations Act ("CBCA") does not offer corporate law advantages comparable to those provided by the laws of the State of Nevada. We also wish to reincorporate to Nevada in order to have more flexibility in approval of corporate actions by shareholders acting through written consent. The corporate laws of the State of Nevada are, in our opinion, more flexible and less burdensome in areas like the need to call a shareholders' meeting to approve any and all corporate actions or certain changes to the Articles of Incorporation. Reincorporation from Colorado to Nevada also may make it easier to attract future candidates willing to serve on our board of directors. Potential candidates are generally more familiar with Nevada law, including provisions relating to director indemnification, from their past business experience.

LIMITATION OF SHAREHOLDERS' PARTICIPATION IN CONSIDERATION AND APPROVAL OF FUTURE CORPORATE ACTIONS

     BY APPROVING THE MERGER AND REINCORPORATION, YOU WILL CAUSE THE SURVIVING CORPORATION'S NEVADA ARTICLES OF INCORPORATION AND NEVADA BY-LAWS TO GOVERN CORPORATE GOVERNANCE. WHILE NO MATERIAL CHANGES TO OUR COMPANY'S CURRENT ARTICLES OF INCORPORATION ARE BEING ADOPTED, BY REINCORPORATING TO NEVADA, SHAREHOLDERS WHO HOLD OVER 80% OF THE VOTING POWER OF THE COMPANY, WILL BE ABLE TO APPROVE BY WRITTEN CONSENT AND WITHOUT ANY VOTE BY THE OTHER SHAREHOLDERS ALMOST ANY PROPOSED CORPORATE ACTION, INCLUDING APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION, APPROVAL OF SIGNIFICANT CORPORATE TRANSACTIONS LIKE MERGERS, RECLASSIFICATIONS OF COMPANY'S SECURITIES, THE NUMBER OF DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS, OUR DISSOLUTION AND GOING PRIVATE TRANSACTIONS. WHILE SUCH SHAREHOLDERS WOULD HAVE SUFFICIENT VOTING POWER UNDER THE CBCA TO APPROVE ALMOST EVERY PROPOSED CORPORATE ACTION, COLORADO LAW WOULD REQUIRE THE APPROVAL SUCH ACTIONS AT A SHAREHOLDERS' MEETING AT WHICH THE OTHER

SHAREHOLDERS WOULD HAVE THE OPPORTUNITY TO VOICE THEIR OPINIONS AND CAST THEIR VOTES AS WELL AS RECEIVE ANSWERS FROM THE COMPANY'S SENIOR MANAGEMENT ON ANY PROPOSED CORPORATE ACTION. UNDER NEVADA LAW, SUCH SHAREHOLDERS COULD APPROVE MOST PROPOSED CORPORATE ACTIONS WITHOUT A SHAREHOLDERS' MEETING AND WITHOUT THE COMPANY SOLICITING YOUR VOTE AT A SHAREHOLDERS' MEETING.

     Principal Features of the Reincorporation

     The reincorporation in Nevada will be effected by our merger with Falcon Ridge Development, Inc., a Nevada corporation newly-formed for this purpose. Falcon Ridge Development, Inc., which will be the surviving entity, has not engaged in any activities except in connection with the reincorporation. The mailing address of its principal executive offices and its telephone number are the same as those of PocketSpec. As part of its approval and recommendation of the reincorporation, the board of directors of PocketSpec has approved, and recommended to our shareholders, an Agreement and Plan of Merger pursuant to which PocketSpec will be merged with and into Falcon Ridge. The full texts of the Agreement and Plan of Merger, and the Articles of Incorporation and By-laws of Falcon Ridge, the successor Nevada company under which PocketSpec's business will be conducted after the reincorporation, are attached as Exhibits 1, 2 and 3, respectively. The discussion contained in this Information Statement is qualified in its entirety by reference to such Exhibits.

     Upon the receipt by PocketSpec of any required third party consents to the reincorporation, and upon the filing of appropriate certificates of merger with the Secretaries of State of the states of Colorado and Nevada, Pocket Spec will be merged with and into Falcon Ridge pursuant to the Agreement and Plan of Merger, resulting in a change in PocketSpec's state of incorporation from Colorado to Nevada, and a change in our company's corporate name from PocketSpec Technologies Inc. to Falcon Ridge Development, Inc.. We will then be subject to the Nevada Business Corporation Act and the Articles of Incorporation and By-laws of Falcon Ridge, which will replace PocketSpec's current Amended and Restated Articles of Incorporation and By-laws. These changes may alter the rights of shareholders of PocketSpec Equipment. See "Differences Between the Corporate Laws and Charter Documents Governing PocketSpec and Falcon Ridge." The text of the Articles of Incorporation and By-laws of Falcon Ridge are attached hereto as Exhibits 2 and 3, respectively. The effectiveness of the reincorporation and the merger is conditioned upon the filing by both PocketSpec and Falcon Ridge of a Certificate of Merger with the state of Colorado and the state of Nevada. The reincorporation will become effective upon the later to occur of 20 days after the date of the mailing of this Information Statement, and July 6, 2005, the date scheduled for the special meeting of shareholders.
As a result of the reincorporation, PocketSpec will cease its corporate existence in the state of Colorado.

     Upon completion of the reincorporation, each of our shareholders will be entitled to receive one share of Falcon Ridge common stock for each share of PocketSpec common stock that he, she or it owns on the effective date of the reincorporation. Each share of Falcon Ridge common stock owned by us will be canceled and resume the status of authorized and unissued Falcon Ridge common stock. In addition, outstanding stock options and warrants to purchase shares of common stock will be converted automatically into stock options and warrants to purchase the same number of shares of common stock of Falcon Ridge. Each employee stock plan and any other employee benefit plan to which PocketSpec is a party will be assumed by Falcon Ridge and, to the extent any such plan provides for the issuance or purchase of PocketSpec's common stock, it will be deemed to provide for the issuance or purchase of shares of common stock of Falcon Ridge.

     IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF POCKETSPEC TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF FALCON RIDGE; OUTSTANDING STOCK CERTIFICATES OF POCKETSPEC SHOULD NOT BE DESTROYED OR SENT TO POCKETSPEC. The common stock of Falcon Ridge will continue to be quoted through the OTC Bulletin Board, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the reincorporation.

     The Articles of Incorporation and By-laws of Falcon Ridge are different from our Amended and Restated Articles of Incorporation and By-laws. Your rights as shareholders may be affected by the reincorporation by, among other things, the differences between the laws of the state of Colorado, which govern PocketSpec and the laws of the state of Nevada, which govern Falcon Ridge. See the information under "Differences between the Corporate Laws and Charter Documents Governing PocketSpec and Falcon Ridge" for a summary of the differences between the corporate laws of the state of Colorado and the state of Nevada.

     The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. Falcon Ridge is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of Falcon Ridge will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at our principal executive offices at 5111 Juan Tabo Boulevard N.E., Albuquerque, New Mexico 87111.

     Change in Capitalization

     Our authorized capital on the date of this Information Statement consisted of 901,000,000 shares of capital stock, divided into 900,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $1.00 per share. On the date of this Information Statement, there were 137,265,732 shares of our common stock and no shares of our preferred stock issued and outstanding. The authorized capital of Falcon Ridge consists of 901,000,000 shares of capital stock, divided into 900,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as the board of directors may determine from time to time. As a result of the reincorporation and exchange of the common stock, Falcon Ridge will have outstanding 137,265,732 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of Falcon Ridge will have available 762,734,268 shares of common stock and 1,000,000 shares of preferred stock which are authorized but unissued and unreserved. The reincorporation will not affect our total shareholders' equity or total capitalization.

     The additional shares of common stock authorized under Falcon Ridge's Articles of Incorporation would be identical to the shares of common stock now authorized. Holders of common stock do not have preemptive rights under Falcon Ridge's Articles of Incorporation to subscribe for additional securities which may be issued by Falcon Ridge. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the common stock.

     The board of directors of Falcon Ridge has not adopted any designations, rights or preferences for the preferred stock. The board of directors of Falcon Ridge may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. This issuance could result in a significant dilution of the voting rights and the stockholders' equity of then existing stockholders.

     There are no present plans, understandings or agreements, and we are notengaged in any negotiations, that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

     Issuance of additional authorized common stock or preferred stock may have the effect of:

     o deterring or thwarting persons seeking to take control of Falcon Ridge through a tender offer, proxy fight or otherwise;

     o    inhibiting the removal of incumbent management; or

     o impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

     Change in By-laws

     Upon the completion of the reincorporation, the By-laws of Falcon Ridge will become the by-laws of the surviving corporation. While the By-laws of Falcon Ridge are similar to the By-laws of PocketSpec Technologies there are differences which may affect your rights as a shareholder.

     Differences Between the Corporate Laws and Charter Documents Governing PocketSpec and Falcon Ridge

     PocketSpec is incorporated under the laws of the state of Colorado and Falcon Ridge is incorporated under the laws of the state of Nevada. On the effective date of the reincorporation, the shareholders of PocketSpec, whose rights currently are governed by Colorado law and PocketSpec 's Amended and Restated Articles of Incorporation and By-laws, which were created pursuant to Colorado law, will become stockholders of Falcon Ridge, a Nevada company, and their rights as stockholders will then be governed by Nevada law and Falcon Ridge's Articles of Incorporation and By-laws, which were created under Nevada law.

     The corporation laws of Colorado and Nevada differ in some respects. Although it is not practical to compare all of the differences between Colorado law and our current Articles of Incorporation and Bylaws and Nevada law and the Articles of Incorporation and Bylaws of the surviving corporation, the following is a summary of differences which we believe may significantly affect the rights of our stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the Nevada Revised Statutes ("NRS"), the Colorado Business Corporation Act ("CBCA") and the forms of the Articles of Incorporation and Bylaws of the surviving corporation. In addition to the changes described below, certain technical changes have been made to the Nevada Articles of Incorporation and Nevada Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the CBCA and NRS. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the corporate laws of the State of Nevada and the Nevada Articles of Incorporation and Bylaws.

     A copy of the proposed Agreement and Plan of Merger, the Articles of Incorporation of Falcon Ridge and the Bylaws of Falcon Ridge are attached hereto as Exhibits 1, 2 and 3, respectively.

     Corporate Name
     --------------

     Under both the NRS and the CBCA, a change in the corporate name is considered an amendment to the articles of incorporation. In such event, the approval of the shareholders of a corporation is required.

     Authorized Stock and Par Value
     ------------------------------

     The authorized shares of Common Stock under the Colorado Articles of Incorporation is 910,000,000 shares, of which 900,000,000 shares are Common Stock and 1,000,000 shares are Preferred Stock. Under the Nevada Articles of Incorporation, the Company shall have the authority to issue the same number of common and preferred shares, at such par value as currently exists. Pursuant to the terms of the Nevada Articles of Incorporation, the Board of Directors is authorized to provide for the issue of all of, or any of, the remaining shares of the preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as may be permitted by the NRS.

     Dividends/Distributions
     -----------------------

     Under both the NRS and the CBCA, a corporation may make distributions to stockholders (subject to any restrictions contained in the corporation's articles of incorporation) as long as, after giving effect to the distribution,
(a) the corporation will be able to pay its debts as they become due in the usual course of business, and (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

     Special Meetings of Shareholders
     --------------------------------

     Under Nevada and Colorado law, unless otherwise provided in the articles of incorporation or bylaws, special meetings of the stockholders may be called by the entire Board of Directors or by any two directors, or by the President. In addition, Colorado law permits the holders of not less than 10% of all votes entitled to be cast on any issue (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting. Our current Bylaws provide that a special meeting may be called by the Board, the President, or the holders of not less than 10% of all votes entitled to be cast on any issue. After the Reincorporation, our Bylaws will provide that a special meeting, except as prescribed by statute, may be called at any time by the majority of the Board, the Chairman, or by the President.

     Action by Written Consent
     -------------------------

     Under Nevada law, unless otherwise provided in a corporation's articles of incorporation, the shareholders may take action without a meeting if a consent in writing to such action is signed by the shareholders having a minimum number of votes that would be necessary to take such action at the meeting. No limitation of this right is included in the proposed Articles of Falcon Ridge.

     Under the CBCA, there is no provision to allow the Company's shareholders to take any action without a meeting, unless the same is done by unanimous consent, unless the articles of incorporation permit action by less than unanimous consent. The present Colorado articles of incorporation do not permit such action.

     Quorum for Stockholder Meetings
     -------------------------------

     Under the NRS, unless otherwise provided in a corporation's articles of incorporation or its bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders.

     The CBCA is similar to the NRS, except that the quorum requirement may be provided in a corporation's articles of incorporation but not its bylaws. Our current Bylaws provide that the presence in person or by proxy of stockholders constituting a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. The proposed new Bylaws will contain a similar provision.

     Stockholder Voting Requirements
     -------------------------------

     Under both the NRS and the CBCA, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes is required by the articles of incorporation or by-laws (in the case of a Nevada corporation) or the articles of incorporation (in the case of a Colorado corporation). With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the NRS or CBCA or a Colorado corporation's articles of incorporation (but not its bylaws), if a quorum is present a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action. Under the NRS, and unless otherwise provided by the NRS or a Nevada corporation's articles of incorporation or bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Nevada law have the effect of a vote against most proposals. Our current Bylaws provide that a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action.

     Under both the NRS and the CBCA, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is generally required. Accordingly, under the NRS and the CBCA, abstentions have the same effect as votes against such a transaction.

     Proxies
     -------

     Under Nevada law, a proxy executed by a stockholder will remain valid for a period of six months from the date of its creation, unless the proxy provides for a longer period, which may not exceed 7 years. Under Colorado law, a proxy is generally effective only for a period of 11 months unless otherwise provided in the proxy.

     Board Recommendations Regarding Merger
     --------------------------------------

     Both the NRS and the CBCA generally provide that the stockholders of a corporation must approve a merger. In order to obtain stockholder approval, the board of directors of a both a Nevada and Colorado corporation must "recommend" the plan of merger (unless a conflict of interest exists).

     Both the NRS and the CBCA provide that the board of directors may condition its submission of the proposed merger on any basis.

     Merger with Subsidiary
     ----------------------

     Under both the NRS and CBCA, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity. However, pursuant to the Agreement and Plan of Merger, the subsidiary cannot be the surviving entity. In such event, approval of the shareholders is required under both the NRS and CBCA.

     Consideration for Stock
     -----------------------

     Under the NRS, shares may be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to, cash, promissory notes, services performed or to be performed, contracts for services to be performed or other securities of the corporation.

Under the CBCA, a corporation may issue its capital stock in return for tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation, but not for services to be performed. However, a promissory note does not constitute consideration for shares unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note.

     Board Vacancies
     ---------------

     The NRS provides that, unless otherwise provided in a corporation's articles of incorporation or bylaws, a vacancy or newly created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. Under the CBCA, a vacancy on the board of directors may be filled by an affirmative vote of the remaining directors or by the shareholders, unless the articles of incorporation provides otherwise.

     Removal of Directors
     --------------------

     The NRS provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed by the holders of two-thirds of the shares entitled to vote at an election of directors, unless the articles of incorporation provide for a greater percentage to approve the action. In the event the corporation provides in its articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time, except by the vote of stockholders owning sufficient shares to prevent each director's election to office at the time of removal. The Articles of Incorporation of Falcon Ridge will not contain a provision for cumulative voting.

     The CBCA provides that, except with respect to corporations with directors elected by a voting group of stockholders or by cumulative voting, stockholders may remove one or more directors with or without cause unless the corporation's articles of incorporation provides that directors may be removed only for cause. None of our directors are elected by a voting group and there is no cumulative voting.

     The surviving corporation's Articles of Incorporation provides that a director may be removed with or without cause.

     Committees of the Board of Directors
     ------------------------------------

     The NRS and the CBCA both provide that the board of directors of a corporation may delegate many of its duties to one or more committees elected by a majority of the board. A Nevada corporation may delegate to a committee of the board of directors all the powers and authority of the board of directors in the management of the business and affairs of the corporation but no such committee may approve or adopt or recommend to the stockholders any action or matter for which the NRS requires shareholder approval or adopt, amend or repeal any bylaw of the corporation.

     The CBCA places more limitations on the types of activities that can be delegated to committees of the board. Under Colorado law, a committee of the board of directors may not authorize distributions, approve or propose to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, approve a plan of merger not requiring shareholder approval, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

     Dissenters' Rights
     ------------------

     Under the NRS, dissenters' rights are afforded to stockholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by the CBCA, as described below), sale of the corporations' assets, or any other action requiring shareholder approval. Under the NRS, there are no appraisal rights in connection with a dissenting shareholder. Rather, the matter is submitted to a court proceeding to establish the fair market value. Unless provided for in the articles of incorporation, dissenters' rights do not apply to a stockholder of a Nevada corporation if the stockholder's shares were (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 stockholders.

     Under the CBCA, dissenting stockholders who follow prescribed statutory procedures are, in certain circumstances, entitled to judicial appraisal rights in the case of (a) a merger or consolidation, (b) a sale or exchange of all or substantially all the assets of a corporation, (c) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the stockholder is entitled to vote upon the consent of the corporation to the disposition. Such rights are not provided when (a) such stockholders are stockholders of a corporation surviving a merger or consolidation where no vote of the stockholders is required for the merger or consolidation, or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the Nasdaq Stock Market or held of record by more than 2,000 stockholders.

     Amendment to Articles of Incorporation
     --------------------------------------

     The NRS and the CBCA generally provide that an amendment to the articles of incorporation must be approved by the board of directors and by the stockholders of a corporation. The NRS provides that a vote to amend the corporation's articles of incorporation requires the approval of a majority of the outstanding stock entitled to vote. Therefore, under the NRS, an abstention or a non-vote effectively counts as a vote against an amendment to the articles of incorporation.

     Under the CBCA, an amendment to a Colorado corporation's articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment unless the CBCA, the corporation's articles of incorporation or the corporation's board of directors requires a greater vote.

     Amendments to Bylaws
     --------------------

     The NRS provides that the stockholders and, if provided in the articles of incorporation, the board of directors, are entitled to amend the bylaws. The CBCA provides that the stockholders, as well as the directors, may amend the bylaws, unless such power is reserved to the stockholders by the articles of incorporation or by specified action of the stockholders. Neither the Company's current Articles of Incorporation nor the surviving corporation's Articles of Incorporation reserve such power to the stockholders.

     Liability of Directors
     ----------------------

     Except in certain circumstances, the NRS provides that a director is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act of failure to act in his capacity as a director unless it is proven that (a) his acts or failure to act constituted a breach of fiduciary duty, and (b) his breach of those duties involve intentional misconduct, fraud or a knowing violation of law, unless the articles of incorporation provide otherwise.

     Under the CBCA, if so provided in the articles of incorporation, a director is not personally liable for monetary damages to the corporation or any other person except that liability is not eliminated or limited for any breach of the director's duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful distributions, or any act which the director, directly or indirectly, derived an improper personal benefit. Our current Articles of Incorporation, as amended, includes a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the CBCA and the proposed Articles of Incorporation will also include a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the NRS.

     Indemnification
     ---------------

     Under both the CBCA and the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys' fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The CBCA and the NRS each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

     The Articles of Incorporation of the surviving corporation provides that directors, officers, employees and agents will be indemnified to the fullest extent permitted by the NRS.

     Stockholder Inspection of Books and Records
     -------------------------------------------

     The NRS permits any stockholder holding not less than 15% of all of the issued and outstanding shares of stock of such corporation, or has been authorized in writing by the holders of least 15% of all of the issued and outstanding shares of stock of such corporation, upon at least 5 days written demand, the right, during normal business hours, to inspect and copy the corporation's the books of account and all financial records of the corporation, and to conduct an audit of such records. This right cannot be limited in the articles of incorporation. Costs of the same are borne by the demanding party. The aforesaid provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     Under the CBCA, a stockholder is entitled to inspect and copy, during regular business hours at the corporation's principal office, the articles of incorporation, bylaws, certain board and stockholders resolutions, all written communications to stockholders within the prior three years, a list of the names and business addresses of the corporation's directors and officers, the corporation's most recent annual report and all financial statements prepared for the periods ended during the last three years that a shareholder could have requested the same, only if the stockholder gives at least five business days' prior written notice to the corporation.

     Treasury Stock
     --------------

     A Nevada corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock that is issued but not outstanding. A Colorado corporation may also reacquire its own issued and outstanding capital stock. Under the CBCA, however, all capital stock reacquired by a Colorado corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock which is issued but not outstanding, unless a provision in the articles of incorporation so provide.

POSSIBLE DISADVANTAGE OF A CHANGE IN DOMICILE

     Despite the belief of the Board of Directors that the proposed reincorporation is in the best interests of both our company and our shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, the Board of Directors believe that Nevada law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

TAX CONSEQUENCES OF THE MERGER

     Our merger and resulting reincorporation from Colorado to Nevada will constitute a tax-free reorganization within the meaning of Section 368 (a) (1)
(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of our Common Stock into the surviving corporation's Common Stock. Each stockholder whose shares are converted into the surviving corporation's Common Stock will have the same basis in the Common Stock of the surviving corporation as such stockholder had in our Common Stock held immediately prior to the effective date of the merger. The stockholder's holding period in the surviving corporation's Common Stock will, for federal income tax purposes, include the period during which the corresponding shares of our common stock were held, provided such corresponding shares of our common stock were held as a capital asset on the effective date of the merger.

     We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable.

     A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of our common stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of Falcon Ridge Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of ASC-NV's Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held Common Stock.

     The foregoing is only a summary of the federal income tax consequences and is not tax advice.

     This Information Statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws, and each stockholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed Reincorporation in view of the stockholder's individual circumstances.

     Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and the uniqueness of each individual's capital gain or loss situation, shareholders contemplating exercising statutory dissenters' rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS OF DISSENTING SHAREHOLDERS

     Article 113 of the Colorado Business Corporation Act grants certain rights to obtain payment for their shares to dissenting shareholders of a Colorado corporation (such as PocketSpec Equipment) with respect to any plan of merger and sales of all, or substantially all, of such corporation's assets. Strict statutory procedures set forth in Section 7-113-202 of the Colorado Business Corporation Act must be followed by dissenting shareholders and failure to do so will result in forfeiture of their rights to payment, and cause such shareholders to be bound by such actions. A shareholder may assert his rights to payment with respect to all or a portion of the shares held by him.

     FAILURE TO FILE THE REQUIRED DOCUMENTS AND TO SUBMIT SUCH SHARES WITHIN THE SPECIFIED TIME PERIODS MAY AUTOMATICALLY CAUSE A TERMINATION OF DISSENTERS' RIGHTS. ADDITIONALLY, A VOTE IN FAVOR OF THE PROPOSED MERGER WILL CONSTITUTE A WAIVER OF THE SHAREHOLDERS' RIGHTS UNDER THE ACT AS TO SUCH ACTION, BUT A FAILURE TO VOTE AGAINST THE PROPOSED MERGER WILL NOT. A VOTE AGAINST THE PROPOSED MERGER WILL NOT SATISFY THE REQUIREMENTS OF A WRITTEN OBJECTION AT OR PRIOR TO THE MEETING AND A WRITTEN DEMAND AND DEPOSITING OF CERTIFICATES WITHIN THE TIME SET FORTH IN THE NOTICE TO OBJECTING SHAREHOLDERS.

     The following summary of the provisions of Article 113 is not intended to be a complete statement of such provisions and is qualified in its entirety to the full text of Article 113, a copy of which is attached to this Information Statement as Exhibit 4, and incorporated herein by reference. Shareholders are urged to consult legal counsel with respect to dissenters' rights.

     Shareholders of a Colorado corporation have the right, in limited circumstances, to dissent from certain corporate actions, including the consummation of a plan of merger by a Colorado corporation which requires the approval of such corporation's shareholders. Shareholders entitled to dissent are also entitled to obtain a cash payment in the amount of the fair value of their shares. The holders of our common stock have these rights with respect to the merger.

     A holder of our common stock who wishes to assert dissenters' rights under
Article 113 must (i) cause us to receive, before the vote is taken with respect to the merger, written notice of the holder's intention to demand a cash payment for the holder's shares of our common stock if the merger is effectuated; and
(ii) not vote the shares of our common stock in favor of the merger. A holder of our common stock failing to satisfy these requirements will not be entitled to dissenters' rights under Article 113.

     If the merger is approved, we must give a written dissenters' notice to all our shareholders who are entitled to demand a cash payment for their shares under Article 113 (the "Dissenters' Notice") within ten days after shareholder approval of the merger. The Dissenters' Notice must: (i) state that the merger was authorized and state the effective date or the proposed effective date of the merger; (ii) state an address at which it will receive cash payment demands and the address of a place where certificates for certificated shares must be deposited; (iii) supply a form for demanding a cash payment, which form shall request a dissenter to state an address to which a cash payment is to be made;
(iv) set the date by which it must receive a cash payment demand and certificates for uncertificated shares, which date may not be less than 30 days after the date that the Dissenters' Notice is given; (v) state the requirement regarding the dissent by record holders with respect to shares held by beneficial owners, as permitted by Section 7-113-103(3) of the Business Corporation Act; and (vi) be accompanied by a copy of Article 113.

     A shareholder who wishes to obtain a cash payment for his or her shares of our common stock must demand a cash payment by submitting the form provided pursuant to (iii) above, or by stating such demand in another writing, and depositing the shareholder's certificate(s) for certificated shares. We may restrict the transfer of any shares not represented by a certificate from the date the demand for cash payment is received. The shareholder demanding a cash payment in accordance with Section 7-113-204 shall retain all rights of a shareholder, except the right to transfer shares, until the effective date of the merger. A shareholder who does not provide demand for a cash payment by the dates set forth in the Dissenter's Notice and in accordance with Section 7-113-204 will not be entitled to a cash payment for his or her shares of our common stock as provided in the Business Corporation Act.

     Pursuant to Sections 7-113-206 and 207 of the Business Corporation Act, upon the effective date of the merger or upon receipt of a cash payment demand, whichever is later, we must pay each dissenter who complied with Section 7-113-204 the amount of cash that we estimate to be the fair market value of the shares, plus accrued interest. The cash payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter's right to demand a cash payment under Section 7-113-209; and (v) a copy of Section 7-113-206 of the Business Corporation Act.

     Section 7-113-208 of the Business Corporation Act permits us to require each shareholder to certify in writing, or in the dissenter's cash payment demand, whether or not the dissenter acquired beneficial ownership of his or her shares of our common stock before the date of the first announcement to the news media or to the shareholders, such date to be set forth in the dissenters' notice. If any dissenter does not so certify in writing, we may offer to make a cash payment if the dissenter agrees to accept such payment in full satisfaction of the demand for a cash payment.

     A dissenter may give written notice to us, within 30 days after we make or offer a cash payment for the dissenter's shares of our common stock, of the dissenter's estimate of the fair value of such shares and of the amount of interest due and may demand cash payment of such estimate, or reject our offer under Section 7-113-208 and demand a cash payment of the fair value of the shares and interest due if: (i) the dissenter believes that the amount of cash paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of his or her shares of our common stock or that the interest due was incorrectly calculated; (ii) we fail to make a cash payment as required under Section 7-113-206 within the time specified above; or (iii) we do not return the deposited certificates as required by Section 7-113-207. Dissenters who do not give the required notice waive the right to demand a cash payment under Section 7-113-209.

     If a demand for a cash payment under Section 7-113-209 remains unresolved, we may, within 60 days after receiving the cash payment demand, petition the court to determine the fair value of the shares of our common stock and accrued interest. All dissenters whose demands remain unsettled would be made a party to such a proceeding. Each dissenter is entitled to judgment for the amount the court finds to be the fair value of the shares of our common stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding cash payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the dissenters. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the dissenters. If we do not commence a proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount of cash demanded.

                                   PROPOSAL #3

          RATIFICATION OF APPOINTMENT OF CERTIFYING PUBLIC ACCOUNTANTS

GENERAL

     The accounting firm of Cordovano & Honeck, LLP were our certifying public accountants for the fiscal year ending January 31, 2005. Upon the completion of the reincorporation, Cordovano & Honeck, LLP will remain our certifying public accountants and we plan to appoint them as certifying public accountants for the fiscal year ending January 31, 2006.

     Representatives of Cordovano and Honeck,LLP are not expected to be present at the special meeting of shareholders, and therefore will not be available to make a statement or respond to questions.

     We did not have any disagreements on accounting and financial disclosures with our present accounting firm during the reporting period. On June 5, 2002, our Board of Directors voted to change our Certifying Accountants from Cordovano and Harvey, P.C. to Hein & Associates, LLP. On June 6, 2002 Hein & Associates, LLP finalized their client background check and formally accepted us as a client for the fiscal 2003 audit. Cordovano and Harvey, P.C. had rendered opinions on our audit for the past two years. The change in Certifying Accountants was made so that we could utilize the specific accounting experience and expertise of Hein & Associates, LLP. On April 2, 2005, PocketSpec Technologies Inc. changed Certifying Accountants from Hein & Associates, LLP to Cordovano and Honeck LLP. The change in Certifying Accountants was made so that we could reduce audit costs and receive accounting experience and the expertise of Cordovano and Honeck LLP.

     There were no disagreements between us and Hein & Associates, LLP with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the former Certifying Accountant's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. We have authorized Hein and Associates, LLP to respond fully to inquiries of Cordovano and Honeck LLP concerning our financial statements.

AUDIT FEES

     The Audit Committee reviews and determines whether specific projects or expenditures with our independent auditors, Cordovano and Honeck LLP potentially affect their independence. The Audit Committee's policy requires that all services the Company's independent auditor may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. The approval will be reported to the Audit Committee at its next scheduled meeting.

The following table sets forth the aggregate fees billed to us by HEIN & ASSOCIATES LLP for the years ended January 31, 2005 and January 31, 2004:

                                                  2005              2004
                                               ---------         ---------
Audit fees (1)                                  $14,932 (1)       $ 50,168
Audit-related fees (2)                            --    (2)             --
Tax fees (3)                                      --    (3)             --
All other fees                                    --                    --
                                               ---------         ---------
Total audit and non-audit fees                 $ 14,932            $ 50,168
                                               =========          =========

-----------------------
(1) Includes fees for professional services rendered for the audit of PocketSpec Technologies Inc.'s annual financial statements and review of PocketSpec Technologies Inc.'s annual report on Form 10-KSB for the year 2005 and 2004 for reviews of the financial statements included in PocketSpec Technologies Inc.'s quarterly reports on Form 10-QSB for the first three quarters of fiscal 2005.

(2) Includes fees billed for professional services rendered in fiscal 2005 and 2004, in connection with acquisition planning, due diligence and related SEC registration statements.

(3) Includes fees billed for professional services rendered in fiscal 2005 and 2004, in connection with tax compliance (including U.S. federal and state returns) and tax consulting.
-----------------------

                       BOARD OF DIRECTORS' RECOMMENDATIONS

     Our board of directors has considered each of the proposals set forth in this Information Statement and is recommending that the shareholders adopt each of the proposals.

     MANAGEMENT AND A NUMBER OF STOCKHOLDERS OWN SUFFICIENT VOTING STOCK OF POCKETSPEC TO ADOPT, RATIFY AND APPROVE ALL OF THE ITEMS TO BE VOTED UPON AT THE SPECIAL MEETING OF THE SHAREHOLDERS. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.


     The information contained in this Information Statement constitutes the only notice any shareholder will be provided.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                           TO MATTERS TO BE ACTED UPON

     None of our officers, directors or any of their respective affiliates has any interest in any of the proposals to be acted upon at the meeting. None of our directors has indicated to us an intention to oppose any of the proposals to be acted upon at the meeting. Management and a number of shareholders have enough votes to approve the proposals described in this Information Statement and have indicated that they will approve the proposals at the meeting.

                           FORWARD-LOOKING STATEMENTS

     This Information Statement may contain certain "forward-looking" statements as such term is defined by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission, or SEC.

                       WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed at www.sec.gov.

                                 OTHER BUSINESS

     Our management knows of no other matter which may come before the meeting. However, if any additional matters are properly presented at the meeting, the former Falcon Ridge stockholders have enough votes to establish a quorum and will vote in accordance with their judgment on such matters.

      As shareholders representing approximately 73% of our outstanding shares of common stock have agreed to vote for each of the actions described in this Information Statement at the special meeting, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                                       By Order of the Board of Directors


                                       Fred Montano
                                       Chairman and Chief Executive Officer



June 22, 2005

                                INDEX OF EXHIBITS

  Exhibit 1:  Form of Agreement and Plan of Merger.

  Exhibit 2:  Form of Articles of Incorporation of Falcon Ridge Development Inc.

  Exhibit 3:  Form of By-laws of Falcon Ridge Development Inc.

  Exhibit 4:  Colorado Statutes concerning Dissenter's Rights.